SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 3)

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2018

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SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1518 Willow Lawn Drive
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 382-7366

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note:

This Amendment No. 3 on Form 8-K/A (the “Amended Form 8-K”) supplements information originally reported in that certain Current Report on Form 8-K of Sitestar Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on January 17, 2018 (the “Original Filing”), as amended by that certain Amendment No. 1 on Form 8-K/A filed with the SEC on March 2, 2018 (the “Amendment No. 1”) and by that certain Amendment No. 2 on Form 8-K/A filed with the SEC on March 28, 2018 (the “Amendment No. 2”).

Under Item 2.01 in the Original Filing, the Company reported, among other things, that its wholly-owned subsidiary, Mt Melrose, LLC (“Purchaser”), consistent with the terms of that certain previously-reported Master Real Estate Asset Purchase Agreement dated December 10, 2017 (the “Purchase Agreement”) between the Company and Mt. Melrose, LLC, a Kentucky limited liability company (“Seller”), had completed a first acquisition from Seller of certain residential and other income-producing real estate properties located in Lexington, Kentucky pursuant to the Purchase Agreement.

The sole purpose of this Amended Form 8-K is to amend Item 2.01 of the Original Filing to report the completion of an additional acquisition of properties by Purchaser pursuant to the Purchase Agreement.

Except with respect to reporting the herein described completion of the additional acquisition of properties by Purchaser pursuant to the Purchase Agreement under Item 2.01 below, this Amended Form 8-K does not modify or update any other disclosure or information contained in the Original Filing, as amended by the Amendment No. 1 and by the Amendment No. 2.  This Amended Form 8-K should be read in conjunction with the Original Filing, the Amendment No. 1 and the Amendment No. 2.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On Friday, June 29, 2018, Purchaser, consistent with the terms of the Purchase Agreement, completed an additional acquisition from Seller of 69 residential real estate properties located in Lexington, Kentucky pursuant to the Purchase Agreement. This additional tranche of real properties was acquired for total consideration of $4,619,130, which was payable as follows:

•	by Purchaser’s assumption of $2,767,158 of outstanding indebtedness secured by the acquired real properties and relevant de minimis prorated expenses; and
•	the balance by issuance to Seller of 18,519,720 shares of the Company’s common stock, all in accordance with the terms of the Purchase Agreement.

As a result of this second closing under the Purchase Agreement, Purchaser assumed $2,767,158 of outstanding indebtedness secured by the acquired real properties, along with all of Seller’s rights and ongoing obligations, as lessor/landlord, under all leases covering the acquired real properties.

Presently, 12 additional real estate properties are outstanding for purchase under the Purchase Agreement.

In the Amendment No. 2, the Company previously provided, in accordance with the applicable requirements of Rule 3-14 or Rule 8-06 (for smaller reporting companies) and Article 11 or Rule 8-05 (for smaller reporting companies) of SEC Regulation S-X, financial statements and pro forma financial information, respectively, with respect to Purchaser’s acquisitions of real estate properties under the Purchase Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2018		SITESTAR CORPORATION

	By:	/s/ Steven L. Kiel

Steven L. Kiel
President & CEO